SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT is made this 19th day of August, by and between CYGNI Systems Corporation, a Nevada corporation publicly traded on the OTC Bulletin Board under the symbol "CYGI" ("CYGNI"), and XL Generation AG, a Swiss corporation ("XLG") located in the canton of Zug.

WHEREAS, on June 29, 2005, CYGNI and XLG executed a Letter of Intent pertaining to the acquisition by CYGNI of the outstanding common stock of XLG, and the change of CYGNI’s name to XL Generation International, Inc.; and

WHEREAS, CYGNI desires to acquire all of the issued and outstanding shares of common stock of XLG in exchange for an aggregate of 15,000,000 authorized but unissued restricted shares of common stock of CYGNI (the "Common Stock") (the "Exchange Offer"); and

WHEREAS, XLG desires to assist CYGNI in a business combination which will result, if 90% of XLG's shareholders desire to participate, in the shareholders of XLG owning approximately 60% of the then issued and outstanding shares of CYGNI's Common Stock, and CYGNI holding 90% of the issued and outstanding shares of XLG's common stock; and

WHEREAS, the voluntary share exchange contemplated hereby will result in the XLG shareholders tendering all of the outstanding common stock of XLG to CYGNI in exchange solely for Common Stock and no other consideration, which the parties hereto intend to treat as a tax free reorganization under I.R.C. Section 368(a)(1)(B).

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

ARTICLE 1

EXCHANGE OF SECURITIES

1.1            Issuance of Shares. Subject to all of the terms and conditions of this Agreement, CYGNI agrees to offer 300,000 shares of Common Stock for each of the 50 shares of XLG common stock issued and outstanding, or a total of 15,000,000 shares of Common Stock. The Common Stock will be issued directly to the shareholders of XLG which accept the Exchange Offer. Schedule 1, which is attached hereto and incorporated herein by reference, is a complete list of the shareholders of XLG which sets forth the number of shares each person owns in XLG and the number of shares they will be offered in CYGNI.

1.2            Exemption from Registration. The parties hereto intend that the Common Stock to be issued by CYGNI to XLG shareholders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to exemption from registration provided by Regulation S of the Act and the rules and regulations promulgated thereunder.

1.3            Investment Intent. Prior to the consummation of the Exchange Offer, the shareholders of XLG accepting the Exchange Offer shall execute Letters of Acceptance and such other documents containing, among other things, representations and warranties relating to investment intent and investor status, restrictions on transferability and restrictive legends such that the counsel for both CYGNI and XLG shall be satisfied that the offer and sale of CYGNI shares as contemplated by this Agreement shall be exempt from the registration requirements of the Act and any applicable state blue sky laws.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF XLG

Except as disclosed in Schedule 2 which is attached hereto and incorporated herein by reference, XLG hereby represents and warrants to CYGNI that:

2.1            Organization. XLG is a corporation duly organized, validly existing, and in good standing under the laws of Switzerland, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

2.2            Capital. The authorized capital stock of XLG consists of i) 50 shares of common stock, 2,000.00 CHF par value, ii) of which 50 shares are currently issued and outstanding. All of the issued and outstanding shares of XLG are duly authorized, validly issued, 25 shares fully paid, and nonassessable, 25 shares assessable. In addition to the 50 common shares, there are 2,050,000 Preferred Shares, 1 CHF par value, redeemable for 1,00 CHF each Preferred Share. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities, or other agreements or commitments obligating XLG to issue or to transfer from treasury any additional shares of its capital stock of any class.

2.3            Subsidiaries. XLG does not have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation) except as disclosed in Schedule 2.

2.4            Directors and Officers. Schedule 2 contains the names and titles of all directors and officers of XLG as of the date of this Agreement.

2.5            Financial Statements. XLG is currently preparing to deliver to CYGNI audited balance sheets as of each of December 31, 2003 and December 31, 2004 and statements of operations and cash flows as of and for each of the periods ending December 31, 2003 and December 31, 2004 for XLG (the "Financial Statements"). The Financial Statement will be delivered within seventy-five (75) days of the date hereof. The Financial Statements will be complete and correct in all material respects and have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements will accurately set out and describe the financial condition of XLG as of December 31st, 2003 and 2004.

2.6            Absence of Changes. Since December 31st, 2004, except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of XLG's knowledge, XLG has conducted its business only in the ordinary course and has not experienced or suffered any material adverse change in the condition (financial or otherwise), results of operations, properties, business or prospects of XLG or waived or surrendered any claim or right of material value.

2.7            Absence of Undisclosed Liabilities. Neither XLG nor any of its properties or assets are subject to any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the financial statements presented to CYGNI or have otherwise been disclosed to CYGNI.

2.8            Tax Returns. Within the times and in the manner prescribed by law, XLG has filed all local tax returns required by law, or has filed extensions which have not yet expired, and has paid all taxes, assessments and penalties due and payable.

2.9            Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, CYGNI and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of XLG at any time until all post-closing covenants have been fulfilled or complied with. XLG shall make available to CYGNI and/or its attorneys all books and records of XLG.

2.10          Trade Names and Rights. XLG does not use any trademark, service mark, trade name, or copyright in its business, or own any trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications, except as set forth on Schedule 2.

2.11          Compliance with Laws. To the best of XLG's knowledge, XLG has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business, except for matters which would not have a material affect on XLG or its properties.

2.12          Litigation. XLG is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or, to the best knowledge of XLG, threatened against or affecting XLG or its business, assets or financial condition, except for matters which would not have a material affect on XLG or its properties. XLG is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. XLG is not engaged in any lawsuit to recover any material amount of monies due to it.

2.13          Authority. XLG has full corporate power and authority to enter into this Agreement. The board of directors of XLG has taken all action required to authorize the execution and delivery of this Agreement by or on behalf of XLG and the performance of the obligations of XLG under this Agreement. No other corporate proceedings on the part of XLG are necessary to authorize the execution and delivery of this Agreement by XLG in the performance of its obligations under this Agreement. This Agreement is, when executed and delivered by XLG, and will be a valid and binding agreement of XLG, enforceable against XLG in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

2.14          Ability to Carry Out Obligations. Neither the execution and delivery of this Agreement, the performance by XLG of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will to the best of XLG's knowledge: (a) materially violate any provision of XLG's articles of incorporation or bylaws; (b) with or without the giving of notice or the passage of time, or both, violate, or be in conflict with, or constitute a material default under, or cause or permit the termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of XLG, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license, to which XLG is bound; (d) result in the creation or imposition of any security interest, lien, or other encumbrance upon any material property or assets of XLG; or (e) violate any material statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which XLG is bound or subject.

2.15          Full Disclosure. None of the representations and warranties made by XLG herein, or in any schedule, exhibit or certificate furnished or to be furnished in connection with this Agreement by XLG, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact, the omission of which would be materially misleading.

2.16          Assets. XLG has good and marketable title to all of its tangible properties and such tangible properties are not subject to any material liens or encumbrances.

2.17          Material Contracts and Obligations. Attached hereto on Schedule 2.17 is a list of all agreements, contracts, indebtedness, liabilities and other obligations to which XLG is a party or by which it is bound that are material to the conduct and operations of its business and properties, which provide for payments to or by XLG in excess of $10,000; or which involve transactions or proposed transactions between XLG and its officers, directors, affiliates or any affiliate thereof. Copies of such agreements and contracts and documentation evidencing such liabilities and other obligations have been made available for inspection by CYGNI and its counsel. All of such agreements and contracts are valid, binding and in full force and effect in all material respects, assuming due execution by the other parties to such agreements and contracts.

2.18          Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by XLG in connection with: (a) the execution and delivery by XLG of this Agreement; (b) the performance by XLG of its obligations under this Agreement; or (c) the consummation by XLG of the transactions contemplated under this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF CYGNI

Except as disclosed in Schedule 3 which is attached hereto and incorporated herein by reference, CYGNI represents and warrants to XLG that:

3.1           Organization. CYGNI is a corporation duly organized, valid existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

3.2            Capitalization. The authorized capital stock of CYGNI consists of 100,000,000 shares of $.001 par value Common Stock of which 5,051,700 shares of Common Stock are currently issued and outstanding. All of the issued and outstanding shares of Common Stock are duly authorized. Except as set forth in Schedule 3, there are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating CYGNI to issue or to transfer from treasury any additional shares of its capital stock of any class.

3.3           Subsidiaries. Except as set forth in Schedule 3, CYGNI does not presently have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation).

3.4            Directors and Officers. Schedule 3 contains the names and titles of all directors and officers of CYGNI as of the date of this Agreement.

3.5            Financial Statements. CYGNI has delivered to XLG its audited balance sheet and statements of operations and cash flows as of and for the period ended April 30, 2005 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition and operating results of CYGNI as of the dates, and for the periods, indicated therein.

3.6            Absence of Changes. Since April 30, 2005, except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of CYGNI's knowledge, CYGNI has not experienced or suffered any material adverse change in its condition (financial or otherwise), results of operations, properties, business or prospects or waived or surrendered any claim or right of material value.

3.7            Absence of Undisclosed Liabilities. Neither CYGNI nor any of its properties or assets are subject to any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the financial statements presented to XLG.

3.8            Tax Returns. Within the times and in the manner prescribed by law, CYGNI has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable.

3.9            Trade Names and Rights. CYGNI does not use any trademark, service mark, trade name, or copyright in its business, or own any trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications.

3.10          Compliance with Laws. To the best of CYGNI's knowledge, CYGNI has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning, or other law, ordinance, or regulation) affecting its properties or the operation of its business or with which it is otherwise required to comply.

3.11          Litigation. CYGNI is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of CYGNI, threatened against or affecting CYGNI or its business, assets, or financial condition. CYGNI is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department agency, or instrumentality. CYGNI is not engaged in any legal action to recover moneys due to it.

3.12          No Pending Investigation. CYGNI is not aware of any pending investigations or legal proceedings by the SEC, any state securities regulatory agency, or any other governmental agency regarding CYGNI or any officers or directors of CYGNI or any shareholders or controlling persons of such shareholders.

3.13          Authority. CYGNI has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The Board of Directors of CYGNI has taken all action required to authorize the execution and delivery of this Agreement by or on behalf of CYGNI, the performance of the obligations of CYGNI under this Agreement and the consummation by CYGNI of the transactions contemplated under this Agreement. No other corporate proceedings on the part of CYGNI are necessary to authorize the execution and delivery of this Agreement by CYGNI in the performance of its obligations under this Agreement. This Agreement is, and when executed and delivered by CYGNI, will be a valid and binding agreement of CYGNI, enforceable against CYGNI in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors rights generally.

3.14          Ability to Carry Out Obligations. Neither the execution and delivery of this Agreement, the performance by CYGNI of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will, to the best of CYGNI's knowledge: (a) violate any provision of CYGNI's articles of incorporation or bylaws; (b) with or without the giving of notice or the passage of time, or both, violate, or be in conflict with, or constitute a default under, or cause or permit the termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of CYGNI, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license, to which CYGNI is bound; (d) result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of CYGNI; or (e) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which CYGNI is bound or subject.

3.15          Validity of CYGNI Shares. The shares of CYGNI Common Stock to be delivered pursuant to this Agreement, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

3.16          Full Disclosure. None of the representations and warranties made by CYGNI herein, or in any exhibit, certificate or memorandum furnished or to be furnished by

CYGNI, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

3.17          Assets. CYGNI has good and marketable title to all of its tangible properties and such tangible properties are not subject to any liens or encumbrances.

3.18          Material Contracts and Obligations. Attached hereto on Schedule 3 is a list of all agreements, contracts, indebtedness, liabilities and other obligations to which CYGNI is a party or by which it is bound that are material to the conduct and operations of its business and properties, which provide for payments to or by CYGNI in excess of $10,000 USD; or which involve transactions or proposed transactions between CYGNI and its officers, directors, affiliates or any affiliate thereof. Copies of such agreements and contracts and documentation evidencing such liabilities and other obligations have been made available for inspection by XLG and its counsel. All of such agreements and contracts are valid, binding and in full force and effect in all material respects, assuming due execution by the other parties to such agreements and contracts.

3.19          Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by CYGNI in connection with: (a) the execution and delivery by CYGNI of its obligations under this Agreement; (b) the performance by CYGNI of its obligations under this Agreement; or (c) the consummation by CYGNI of the transactions contemplated by this Agreement.

3.20          Real Property. CYGNI does not own, use or claim any interest in any real property, including without limitation any license, leasehold or any similar interest in real property except as set forth on Schedule 3.

ARTICLE 4

COVENANTS

4.1            Investigative Rights. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsels, accountants, auditors, and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments, and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request. If the transaction contemplated hereby is not completed, all documents received by each party and/or its attorneys and accountants, auditors or other authorized representatives shall be returned to the other party who provided same upon request. The parties hereto, their directors, employees, agents and representatives shall not disclose any of the information described above unless such information is already disclosed to the public, without the prior written consent of the party to which the confidential information pertains. Each party shall take such steps as are necessary to prevent disclosure of such information to unauthorized third parties.

4.2            Conduct of Business. Prior to the Closing, CYGNI and XLG shall each conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business or as contemplated in previously disclosed contractual obligations. Neither CYGNI nor XLG shall amend its Articles of Incorporation or Bylaws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business except as otherwise contemplated herein.

4.3            Stop Transfer Orders. CYGNI shall, and shall instruct its transfer agent to, refuse to register any transfer of the Common Stock issued hereunder not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act of 1933, or pursuant to an available exemption from registration.

ARTICLE 5

CONDITIONS PRECEDENT TO CYGNI'S PERFORMANCE

5.1            Conditions. The obligations of CYGNI hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 5. CYGNI may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by CYGNI of any other condition of or any of CYGNI's other rights or remedies, at law or in equity, if XLG shall be in default of any of their representations, warranties, or covenants under this Agreement.

5.2            Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by XLG in this Agreement or in any written statement that shall be delivered to CYGNI by XLG under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

5.3            Performance. XLG shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

5.4            Acceptance by XLG Shareholders. The holders of not less than 90% of the issued and outstanding shares of common stock of XLG shall have agreed to exchange their shares for shares of CYGNI Common Stock.

5.5            Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against XLG on or before the Closing Date.

5.6            Officer's Certificate. XLG shall have delivered to CYGNI a certificate, dated the Closing Date, and signed by the Chief Executive Officer of XLG, certifying that each of the conditions specified in Articles 5.2 through 5.5 hereof have been fulfilled.

5.7            Escrow Agreement. XLG shall have executed and delivered to CYGNI the escrow agreement (the “Escrow Agreement”), attached hereto and made a part hereof.

ARTICLE 6

CONDITIONS PRECEDENT TO XLG'S PERFORMANCE

6.1            Conditions. XLG's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 6. XLG may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by XLG of any other condition of or any of XLG's rights or remedies, at law or in equity, if CYGNI shall be in default of any of its representations, warranties, or covenants under this Agreement.

6.2            Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by CYGNI in this Agreement or in any written statement that shall be delivered to XLG by CYGNI under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

6.3            Performance. CYGNI shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them, on or before the Closing Date.

6.4            Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against CYGNI on or before the Closing Date.

6.5            Directors of CYGNI. Effective on the Closing, CYGNI shall have fixed the size of its Board of Directors at five (5) persons, and such Board of Directors shall include Sir Sandy Gilmour, CVO, H.E. Amb. Alain Lemieux, Daniel Courteau, Claude Pellerin and Flemming Munck. The current Officers and Directors of CYGNI shall have submitted their resignations as the Officers and Directors of CYGNI effective on the Closing of this transaction.

6.6            Officers of CYGNI. Effective on the Closing, CYGNI shall have elected the following new Officers of CYGNI:

H.E. Amb. Alain Lemieux	President and CEO
Tim Walton	Vice President, Marketing
Daniel Courteau	Secretary
Flemming Munck	Chief Financial Officer

6.7            Officer Certificate. CYGNI shall have delivered to XLG a certificate, dated the Closing Date and signed by the President of CYGNI certifying that each of the conditions specified in Articles 6.2 through 6.6 have been fulfilled.

6.8	Escrow Agreement. CYGNI shall have executed the Escrow Agreement.

ARTICLE 7

CLOSING

7.1            Closing. The Closing of this transaction shall be held at the offices of Hovington Pellerin Simard, 460 Saint-Gabriel Street, Suite 21, Montreal, Province of Quebec, H2Y 2Z9, or such other place as shall be mutually agreed upon, on such date as shall be mutually agreed upon by the parties, but in no event shall the Closing be later than September 15, 2005.

At the Closing:

7.2             XLG shall deliver Letters of Acceptance and the certificates representing the shares of XLG held by the shareholders of XLG accepting the Exchange Offer ("Accepting Shareholders") duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, to a representative of the law firm of Wuersch & Gering LLP (the “Escrow Agent”), who shall hold such certificates pursuant to the terms and conditions of the Escrow Agreement.

7.3            The Escrow Agent shall take possession for each Accepting Shareholder of certificates representing the number of shares of CYGNI Common Stock for which the shares of XLG common stock shall have been exchanged.

7.4            CYGNI shall deliver an officer's certificate, as described in Articles 6.7 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of CYGNI are true and correct as of, or have been fully performed and complied with by, the Closing Date.

7.5             CYGNI shall deliver a signed Consent and/or Minutes of the Directors of CYGNI approving this Agreement and each matter to be approved by the Directors of CYGNI under this Agreement.

7.6            XLG shall deliver an officer's certificate, as described in Article 5.6 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of XLG are true and correct as of, or have been fully performed and complied with by, the Closing Date.

7.7            XLG shall deliver a signed Consent or Minutes of the Directors of XLG approving this Agreement and each matter to be approved by the Directors of XLG under this Agreement.

7.8            The Escrow Agent shall hold all of the certificates and other deliveries delivered into escrow pursuant to this Article 8 until such time as each of the parties hereto shall deliver a joint notice to the Escrow Agent advising the Escrow Agent that the post closing deliveries set forth in Article 8 hereto are satisfied or waived and directing the distribution of the certificates and other deliveries.

ARTICLE 8

POST CLOSING DELIVERIES

8.1            Form 8-K. Within 4 days after the Closing date, CYGNI will file a Form 8-K with the SEC reporting this transaction.

8.2            Financial Statements. At a time no later than 75 days from the date hereof, XLG shall have provided to CYGNI the Financial Statements required by Article 2.5 hereof, and shall otherwise have complied with the investigative rights provided for herein.

ARTICLE 9

WAIVER OF DIVIDEND

9.1            Within 30 days after the Closing Date, CYGNI intends to engage in either a stock split or stock dividend (the “Dividend”) pursuant to which each of the current stockholders of CYGNI will receive nine (9) shares of the common stock of CYGNI in addition to each share currently owned by such shareholder. The parties hereto acknowledge that as a condition to the purchase of the common shares of XLG, such XLG stockholders must waive any and all rights to receipt of the Dividend.

ARTICLE 10

MISCELLANEOUS

10.1          Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

10.2          No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

10.3          Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

10.4          Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

10.5          Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

10.6          Choice of Law. This Agreement and its application shall be governed by the laws of the State of Nevada, except to the extent its conflict of laws provisions would apply the laws of another jurisdiction.

10.7          Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

CYGNI:

CYGNI Systems Corporation

39 Woodstone Drive

Winnipeg (Manitoba) R2E 0M5

with a copy to:

Claude Pellerin

Hovington Pellerin Simard

460 Saint-Gabriel Street, suite 21

Montreal (Quebec) H2Y 2Z9

XLG:

XL Generation AG

Sumpstrasse 32, Postfach 4158

CH-6304 Zug

with a copy to:

Daniel Courteau

De Grandpré Chait

1000 La Gauchetière West suite 2900

Montreal (Quebec) H3B 4W5

10.8          Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

10.9          Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient

10.10       Announcements. CYGNI and XLG will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

10.11       Exhibits. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for herein above, including any items referenced therein or required to be attached thereto. Any material changes to the Exhibits shall be immediately disclosed to the other party.

10.12       Use of Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

AGREED TO AND ACCEPTED as of the date first above written.

CYGNI SYSTEMS CORPORATION	XL GENERATION AG

/s/ Claude Pellerin	/s/ Alain Lemieux
Name: Claude Pellerin	Name: Alain Lemieux
Title: President	Title: CEO

SCHEDULE 1

Albert Beerli
Industriestrasse 12
6300 Zug
Switzerland

Alain Lemieux Trust
C/O Professional Trust Company Limited
CO Box 274
Thirty Six Hilgrove Street
St. Helier, Jersey JE4 8TR

SCHEDULE 2

XL GENERATION AG

(“XLG”)

2.3	Subsidiaries of XLG:

2.4	The Officers and Directors of XLG are as follows:

Name	Position

H.E. Amb. Alain Lemieux	Chairman and Chief Executive Officer
Albert Beerli	Vice Chairman and Chief Operating Officer
Flemming Munck	Chief Financial Officer
Albert Beerli	Director, Audit Committee Chair

2.10	Trade Names and Rights:

SCHEDULE 3

CYGNI SYSTEMS CORPORATION

(“CYGNI”)

3.4	Directors and Officers of CYGNI:

Name	Position

Claude Pellerin	President, Treasurer and Secretary

Director

3.19	Agreements:	None
Contracts:	None

Liabilities:	Capex Investment (Canada) Ltd. for $10,000 USD
Wuersch & Gering LLP for $13,156.43 USD

CYGNI SYSTEMS CORPORATION (“CYGNI”)

EXCHANGE OFFER FOR THE COMMON STOCK OF

XL GENERATION AG (“XLG”)

LETTER OF ACCEPTANCE

____________ Shares of CYGNI Common Stock offered for

____________ Shares of XLG Common Stock

Name of Shareholder:

THIS FORM MUST BE COMPLETED AND DELIVERED ON OR BEFORE 5:00 P.M. EASTERN TIME, AUGUST 19, 2005, TO CYGNI. THIS FORM MAY BE FAXED TO THE LAW OFFICES OF HOVINGTON PELLERIN SIMARD AT (514) 397-0480 AND THEN MAILED THERETO.

APPROVAL OF EXCHANGE OFFER

The undersigned hereby accepts the Exchange Offer of CYGNI for his or her shares of XLG common stock, subject to the terms and conditions set forth in the Share Exchange Agreement executed by and between XLG and CYGNI (the “Share Exchange Agreement”), attached hereto and made a part hereof. All capitalized terms used herein shall have the meanings defined in the Share Exchange Agreement.

The undersigned understands that approval of the Exchange Offer constitutes (i) his or her approval of the terms and conditions of the Exchange Offer, and the complete transfer of all of his or her shares of XLG common stock to CYGNI, and (ii) his or her acknowledgment and agreement that the shares of common stock of CYGNI will be full payment for all of his or her shares of XLG

Date: August 19, 2005

_____________________

Name:

(NOTE: TO ACCEPT THE EXCHANGE OFFER, YOU MUST ALSO SIGN ON PAGE 3 OF THIS LETTER OF ACCEPTANCE. IN ADDITION, YOU MUST ENDORSE YOUR STOCK CERTIFICATE(S) AND RETURN THEM WITH THIS LETTER OF ACCEPTANCE.)

REPRESENTATIONS AND WARRANTIES

1.              The undersigned understands and acknowledges that the shares of Common Stock (the "Shares") of CYGNI, have not been registered under the Securities Act of 1933 as amended (the "Act") and are being offered in reliance upon the exemptions provided in Regulation S of the Act and the Rules and Regulations adopted thereunder. Accordingly, the Shares may not be offered or sold in the U.S. or to U.S. persons (as such term is used in Regulation S) unless the securities are registered under the Act, or an exemption for the regulation requirements is available. Furthermore, hedging transactions involving the Shares may not be conducted unless in compliance with the Act. The undersigned makes the following representations and warranties to CYGNI with the intent that the same may be relied upon in determining the suitability of the undersigned as a purchaser of securities:

(a)       The undersigned did not receive the offer to exchange his, her or its shares of XLG for the Shares (the “Offer”), nor was he, she or it solicited to purchase the Shares, in the United States; that this Letter of Acceptance has not been executed or delivered by the undersigned in the United States, and neither the undersigned nor any person acting on behalf of the undersigned has engaged, directly or indirectly, in any negotiations with respect to the Offer or this Letter of Acceptance in the United States;

(b)       The undersigned is not a U.S. person (i.e., (i) an individual resident in the U.S.; (ii) a partnership or corporation organized or incorporated in the United States; (iii) an estate of which any executor or administrator is a U.S. person; (iv) a trust of which any trustee is a U.S. person; (v) a dealer holding an account for a customer; (vi) an agency or branch of a foreign entity located in the U.S.; or (vii) a partnership or corporation (A) organized or incorporated under the laws of any foreign jurisdiction and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501 under the U.S. Securities Act) who are not individuals, estates or trusts), and is not acquiring the Shares for the account or benefit of a U.S. person;

(c)       The undersigned is not purchasing the Shares as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or other publication or broadcast over television or radio in the U.S.; (ii) any promotional seminar or meeting in the U.S., or (iii) any solicitation by a person not previously known to him or it in connection with investments in securities generally; and

(d)       The Shares have not been registered under the Act or under any state securities laws and that the undersigned agrees to transfer his, her or its Shares in the U.S. or to, or for the account or benefit of, U.S. persons only if (i) the Shares are duly registered under the Act and all applicable state securities laws; or (ii) there is an exemption from registration under the Act, including any exemption from the registration requirements of the Act which may be available pursuant to Regulation S, and all applicable state securities laws; that prior to any such transfer CYGNI may require, as a condition affecting a transfer of the Shares, an opinion of counsel in form and substance satisfactory to CYGNI as to the registration or exemption therefrom under the Act and applicable state securities laws; that CYGNI is under no obligation to register the Shares under the U.S. Securities Act or any applicable state securities laws on its or his or her behalf or to assist it or him or her in complying with any exemption from such registration;

(e)             The Shares will be acquired solely for the account of the undersigned, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no present intention of distributing or reselling any part of the Shares.

(f)              The undersigned agrees not to sell, pledge, transfer, dispose of, or otherwise deal with or engage in hedging transactions involving, his or her Shares or any portion thereof unless and until counsel for CYGNI shall have determined that the intended disposition or action is permissible and does not violate the Securities Act or any applicable state securities laws, or the rules and regulations thereunder.

(g)             The undersigned acknowledges that CYGNI has made all documentation pertaining to all aspects of the Exchange Offer available to him or her and has offered such person or persons an opportunity to discuss the Exchange Offer with the officers of CYGNI. Included in such documentation are copies of CYGNI's Form 10-KSB for the fiscal year ended April 30, 2005 and a copy of the Share Exchange Agreement. The undersigned further acknowledges and represents to CYGNI that he or she is a knowledgeable, sophisticated investor who has obtained the necessary investment advice from appropriate outside sources to assess the merits of the Exchange Offer, and had available to the undersigned all information with respect to CYGNI which was deemed necessary by himself or herself and his or her respective advisors.

2.              The undersigned understands that he or she must bear the economic risk of an investment in the Shares to be acquired pursuant to the Exchange Offer for an indefinite period of time because the Shares have not been registered under the Securities Act or any state securities laws and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and any applicable state securities laws or unless exemptions from such registrations are available. The undersigned understands that only CYGNI may register the Shares or file a prospectus or registration statement to qualify the Shares for resale and that CYGNI is under no obligation to take any such action.

3.              The undersigned agrees that the certificate evidencing the Shares he or she acquires pursuant to the Exchange Offer will have a legend placed thereon stating that the Shares have not been registered under the Securities Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the Shares, including, without limitation, the following:

THE SECURITY OR SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD TO ANY

PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT: (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SHARES EVIDENCED HEREBY EXCEPT (A) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S OR (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR ANOTHER THEN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND STATE SECURITIES LAWS OR, (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS, OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO ANY SUCH TRANSFER, IT WILL FURNISH TO CYGNI SYSTEMS CORPROATION (“CYGNI”) AND THE TRANSFER AGENT FOR THE COMMON STOCK SUCH CERTIFICATIONS, LEGAL OPINIONS, OR OTHER INFORMATION AS CYGNI OR SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR STATE SECURITIES LAWS; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. FURTHERMORE, HEDGING TRANSACTIONS INVOLVING THE SECURITES EVIDENCED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

4.              The undersigned represents that the shares of XLG being exchanged are owned free and clear of any liens or encumbrances and have not been pledged or optioned to any person.

5.              The undersigned hereby covenants and agrees to protect, indemnify and hold CYGNI, and each of its officers, directors and shareholders, harmless from and against any and all claims, demands, causes of action, judgments, orders, decrees, damages, liabilities, court or other costs, attorney fees, reasonable costs of investigation and other costs and expenses whatsoever (i) arising out of or attributable to any breach or violation of, or the falsity, inaccuracy or failure of, any representation, warranty or covenant made by the undersigned in this letter, and (ii) arising from or related to the acquisition, ownership or disposition by the undersigned of any or all the Shares.

6.              The undersigned's jurisdiction of residence is __________________________.

7.              The undersigned hereby states that he/she is acquainted with the requirements of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations issued thereunder. I understand that, as a result of my acquisition of Shares, and in order to comply with Section 13(d) and the rules and regulations issued thereunder, I may be required to file a Schedule 13D and I agree to make such filing as required.

WAIVER

1.              The undersigned acknowledges that within 30 days after the Closing Date, CYGNI intends to engage in either a stock split or stock dividend (the “Dividend”) pursuant to which each of the current stockholders of CYGNI will receive nine (9) shares of the common stock of CYGNI in addition to each share currently owned by such shareholder. The undersigned hereby, as a condition to the purchase of the common shares of XLG, waives any and all rights to receive the Dividend and agrees to execute any instrument necessary to effect such waiver after the Closing.

______________________________

Name:

___________________________________

(Mailing Address)

___________________________________

Date: August 19, 2005